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                                                                    EXHIBIT 23.6


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Clear Holding, Inc.

We consent to the use of our reports included herein and to the reference to our Firm under the heading "Experts" in the prospectus.

Jain & Jain, P.C.


Houston, Texas

May 5, 2000